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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   APRIL 25, 1996
                                                 -----------------------------


                                 AMRE, INC.
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             (Exact Name of Registrant as Specified in Charter)


DELAWARE                            1-9632                       75-2041737
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(State or Other Jurisdiction      (Commission                 (IRS Employer
    of Incorporation)             File Number)             Identification No.)


8585 N. STEMMONS FREEWAY, SOUTH TOWER, DALLAS, TX                   75247
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including are code:   (214) 658-6300
                                                   ----------------------------


                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)
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         All references herein to the Joint Proxy Statement/Prospectus refer to the Joint Proxy Statement/Prospectus dated March 27, 1996 (the "Joint Proxy Statement Prospectus") of AMRE, Inc., a Delaware corporation ("AMRE"), and Facelifters Home Systems, Inc., a Delaware corporation ("Facelifters") which is incorporated herein by reference as Exhibit 99.1. With respect to each contract, agreement or other document referred to herein, and filed with the Securities and Exchange Commission as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Stockholder Approval of the Merger Agreement and Consummation of the Merger.

         At a special stockholders' meeting held on April 25, 1996, the AMRE stockholders approved (i) that certain Agreement and Plan of Merger, dated as of October 31, 1995, as amended (the "Merger Agreement"), by and among AMRE, AMRE Acquisition, Inc., a wholly owned subsidiary of AMRE ("Merger Sub"), Facelifters and Facelifters Home Systems, Inc., a New York corporation, pursuant to which Merger Sub was to be merged with and into Facelifters (the "Merger") and (ii) an amendment to AMRE's Certificate of Incorporation to increase the number of shares of AMRE Common Stock (the "Charter Amendment"). The Facelifters stockholders also approved the Merger Agreement and the Merger contemplated thereby at a special meeting held for such purpose on April 25, 1996. The Merger became effective on April 25, 1996 (the "Effective Time") when a Certificate of Merger was issued by the Secretary of State of Delaware. See the sections entitled "Summary - The Special Meetings"; "-The Merger and the Merger Agreement"; "-Charter Amendment"; "Special Factors"; "The Merger Agreement"; and "AMRE Charter Amendment" in the Joint Proxy Statement/Prospectus, which sections are incorporated herein by reference in their entirety.

         Conversion of Facelifters' Common Stock.

         Pursuant to the terms of the Merger Agreement, each outstanding share of Facelifter's $0.01 par value common stock (the "Facelifters Common Stock"), at the Effective Time and thereafter, with no action on the part of the holder thereof, was converted into one share of AMRE's $0.01 par value common stock (the "AMRE Common Stock"). Based on the number of shares of Facelifters Common Stock outstanding on March 4, 1996, approximately 3,565,680 shares of AMRE Common Stock will be issued to holders of Facelifters Common Stock.

         See the sections entitled "Summary - The Merger and the Merger Agreement"; "Special Factors" and "The Merger Agreement" in the Joint Proxy Statement/Prospectus, which sections are incorporated herein by reference in their entirety.

         The preceding description of the Merger and the consummation thereof is not complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is incorporated herein by reference as Exhibit 2.1 hereto, and the Joint Proxy Statement/Prospectus.
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ITEM 5.  OTHER EVENTS.

         On April 29, 1996 AMRE sold 800,500 shares of AMRE Common Stock in a private placement to institutional investors. The shares were placed at a discount from the market price in return for an agreement from the purchasers not to sell the shares for a minimum of 180 days. The purchasers were granted registration rights in connection with the sale. Net of sales charges and estimated fees, AMRE's proceeds from the placement were approximately $12,000,000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following information is incorporated herein by reference to the Joint Proxy Statement/Prospectus.


         (A)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                 (1) The financial statements referenced under "Index to Consolidated Financial Statements - Facelifters Home Systems, Inc." in the Joint Proxy Statement/Prospectus filed herewith as an exhibit are incorporated herein by reference.

         (B)     PRO FORMA FINANCIAL INFORMATION

                 (1) The pro forma financial statements referenced under "Index to Consolidated Financial Statements - AMRE, Inc." in the Joint Proxy Statement/Prospectus filed herewith as an exhibit are incorporated herein by reference.

         (C)     EXHIBITS

                 2.1 Agreement and Plan of Merger dated as of October 31, 1995, among AMRE, Inc., AMRE Acquisition, Inc., a Delaware corporation, Facelifters Home Systems, Inc., a New York corporation, and Facelifters Home Systems, Inc., a Delaware corporation, together with all exhibits thereto (incorporated by reference to the Joint Proxy
                                  Statement/Prospectus filed herewith as an
                                  exhibit is incorporated herein by reference).

               *10.1 Common Stock Purchase Agreement dated as of April 22, 1996 by and among AMRE, Inc. and each of the Purchasers referred to therein.

               *10.2 Registration Rights Agreement dated as of April 22, 1996 by and among AMRE, Inc. and each of the Purchasers referred to therein.

                99.1 Joint Proxy Statement/Prospectus of AMRE and Facelifters incorporated by reference to AMRE's Registration Statement on Form S-4, as amended (registration number 333-1755), of which the Joint Proxy Statement/Prospectus was a part.

               *99.2              Press Release issued by AMRE on April 26,
                                  1996.

               *99.3              Manually signed report of Grant Thornton LLP.


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         * Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

                                       AMRE, INC.



Date:  May   9  , 1996                 By: /s/ C. CURTIS EVERETT
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                                           C. Curtis Everett
                                           Vice President-Law






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                                EXHIBIT INDEX




EXHIBIT NO.                   DESCRIPTION



2.1 Agreement and Plan of Merger dated as of October 31, 1995, among AMRE, Inc., AMRE Acquisition, Inc., a Delaware corporation, Facelifters Home Systems, Inc., a New York corporation, and Facelifters Home Systems, Inc., a Delaware corporation, together with all exhibits thereto (incorporated by reference to the Joint Proxy
                        Statement/Prospectus filed herewith as an
                        exhibit is incorporated herein by reference).

*10.1 Common Stock Purchase Agreement dated as of April 22, 1996 by and among AMRE, Inc. and each of the Purchasers referred to therein.

*10.2                   Registration Rights Agreement dated as of
                        April 22, 1996 by and among AMRE, Inc. and each of the Purchasers referred to therein.

99.1 Joint Proxy Statement/Prospectus of AMRE and Facelifters incorporated by reference to AMRE's Registration Statement on Form S-4, as amended (registration number 333-1755), of which the Joint Proxy Statement/Prospectus was a part.

*99.2                   Press Release issued by AMRE on April 26,
                        1996.

*99.3                   Manually signed report of Grant Thornton LLP.


* Filed herewith